UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
June 5, 2019
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition
Fiscal 2019 Q3 Earnings
On June 5, 2019, Campbell Soup Company ("we" or "our") issued a press release announcing financial results for the quarter ended April 28, 2019, a copy of which is attached as Exhibit 99.1.

Supplemental Information related to Discontinued Operations and Changes in Segment Reporting
On February 25, 2019, we sold our U.S. refrigerated soup business. On April 25, 2019, we sold our Garden Fresh Gourmet business. On April 12, 2019, we signed a definitive agreement for the sale of Bolthouse Farms to an affiliate of Butterfly Equity. These businesses were historically included in the Campbell Fresh segment. Beginning in the third quarter of 2019, the results of these businesses are reported as discontinued operations for the periods presented. A portion of the U.S. refrigerated soup business historically included in Campbell Fresh was retained, and is now reported in Meals and Beverages. Our reportable segments in continuing operations are as follows:

•
Meals and Beverages segment includes the retail and food service businesses in the U.S., Canada and Latin America. The segment includes the following products: Campbell’s condensed and ready-to-serve soups; Swanson broth and stocks; Prego pasta sauces; Pace Mexican sauces; Campbell’s gravies, pasta, beans and dinner sauces; Swanson canned poultry; Plum food and snacks; V8 juices and beverages; Campbell’s tomato juice; and as of December 12, 2017, Pacific broth, soups, non-dairy beverages and other simple meals; and

•
Global Biscuits and Snacks segment represents an aggregation of the following operating segments: U.S. snacks operating segment, which includes Pepperidge Farm cookies, crackers, bakery and frozen products in U.S. retail, and Snyder’s-Lance pretzels, sandwich crackers, potato chips, tortilla chips and other snacking products in the U.S. and Europe; and the international biscuits and snacks operating segment, which includes Arnott’s biscuits in Australia and Asia Pacific, Kelsen cookies globally, and the simple meals and shelf-stable beverages business in Australia and Asia Pacific.

Attached as Exhibit 99.2 is recast historical quarterly and year-to-date unaudited financial information reflecting the discontinued operations and changes in our segment reporting, as well as certain non-GAAP financial measures (as defined by the Securities and Exchange Commission) reconciled to the GAAP presentation.
The information in this Item 2.02 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

99.1	Release dated June 5, 2019 announcing financial results for the quarter ended April 28, 2019.

99.2
Recast historical quarterly and year-to-date unaudited financial information reflecting the discontinued operations and changes in our segment reporting, as well as certain non-GAAP financial measures (as defined by the Securities and Exchange Commission) reconciled to the GAAP presentation.

EXHIBIT INDEX

Exhibit No.

99.1	Release dated June 5, 2019 announcing financial results for the quarter ended April 28, 2019.

99.2
Recast historical quarterly and year-to-date unaudited financial information reflecting the discontinued operations and changes in our segment reporting, as well as certain non-GAAP financial measures (as defined by the Securities and Exchange Commission) reconciled to the GAAP presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: June 5, 2019	By:	/s/ Anthony P. DiSilvestro
Anthony P. DiSilvestro
Senior Vice President and Chief Financial Officer